                                                                               .
                                                                               .
                                                                               .

CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                           CASH FLOWS PAGE 1 OF 1
COLLECTION PERIOD: SEPT 1, 2003 THROUGH SEPT 30, 2003
ACCRUAL PERIOD: SEPT 15, 2003 THROUGH OCT 14, 2003
DISTRIBUTION DATE: OCTOBER 15, 2003

                                                    TRUST             SERIES         SERIES          SERIES         SERIES
                                                    TOTALS            1996-1         1999-2          2000-B         2000-C
                                               -----------------  -------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                  38,595,606.94 *   2,555,476.01   3,066,571.21    2,560,586.96  2,555,476.01
Principal Collections from Seller                501,000,000.00 *           0.00           0.00  501,000,000.00          0.00
Investment Income on Accounts                         38,603.74         4,418.08       5,095.90        4,428.55      4,343.57
Balances in Principal Funding Accounts                     0.00             0.00           0.00            0.00          0.00
Balances in Reserve Fund Accounts                 10,853,500.00     1,750,000.00   2,100,000.00    1,753,500.00  1,750,000.00
Balances in Excess Funding Accounts                        0.00             0.00           0.00            0.00          0.00
Balance in Yield Supplement Accounts              12,404,000.00     2,000,000.00   2,400,000.00    2,004,000.00  2,000,000.00
Other Adjustments                                          0.00             0.00           0.00            0.00          0.00
                                               -----------------  -------------------------------------------------------------
                         TOTAL AVAILABLE         562,891,710.68     6,309,894.09   7,571,667.11  507,322,515.52  6,309,819.58
                                               =================  =============================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                          7,523,916.67       522,916.67     625,000.00      501,000.00    495,833.33
Principal Due to Note/Certificateholders         501,000,000.00             0.00           0.00  501,000,000.00          0.00
Principal to Funding Account                               0.00             0.00           0.00            0.00          0.00
Move Funds to the Reserve Fund Accounts            9,100,000.00     1,750,000.00   2,100,000.00            0.00  1,750,000.00
Move Funds to the Excess Funding Accounts                  0.00             0.00           0.00            0.00          0.00
Move Funds to the Yield Supplement Accounts       10,400,000.00     2,000,000.00   2,400,000.00            0.00  2,000,000.00
Yield Supplement  & Reserve Account to Seller      3,757,500.00 *           0.00           0.00    3,757,500.00          0.00
Service Fees to Seller                             6,705,045.79 *     416,666.67     500,000.00      417,500.00    416,666.67
Defaulted Amounts to Seller                                0.00 *           0.00           0.00            0.00          0.00
Excess Collections to Seller                      24,405,248.22 *   1,620,310.75   1,946,667.11    1,646,515.52  1,647,319.58
Excess Funding Account Balance to Seller                   0.00 *           0.00           0.00            0.00          0.00
                                               -----------------  -------------------------------------------------------------
                       TOTAL DISBURSEMENTS       562,891,710.68     6,309,894.09   7,571,667.11  507,322,515.52  6,309,819.58
                                               =================  =============================================================
                              Proof                        0.00             0.00           0.00            0.00          0.00
                                               =================  =============================================================


                                                    SERIES          DCMOT          DCMOT         DCMOT
                                                    2001-A          2002-A        2002-B        2003-A        OTHER
                                               ---------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                5,110,952.02  10,109,575.43  5,054,787.71  7,582,181.57        0.00
Principal Collections from Seller                       0.00           0.00          0.00          0.00
Investment Income on Accounts                       8,714.55       5,156.93      2,578.46      3,867.70
Balances in Principal Funding Accounts                  0.00           0.00          0.00          0.00
Balances in Reserve Fund Accounts               3,500,000.00           0.00          0.00          0.00
Balances in Excess Funding Accounts                     0.00           0.00          0.00          0.00
Balance in Yield Supplement Accounts            4,000,000.00           0.00          0.00          0.00
Other Adjustments                                       0.00           0.00          0.00          0.00        0.00
                                               ---------------------------------------------------------------------
                         TOTAL AVAILABLE       12,619,666.58  10,114,732.36  5,057,366.18  7,586,049.27        0.00
                                               =====================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                         987,500.00   1,966,666.67    962,500.00  1,462,500.00
Principal Due to Note/Certificateholders                0.00           0.00          0.00          0.00
Principal to Funding Account                            0.00           0.00          0.00          0.00
Move Funds to the Reserve Fund Accounts         3,500,000.00           0.00          0.00          0.00
Move Funds to the Excess Funding Accounts               0.00           0.00          0.00          0.00
Move Funds to the Yield Supplement Accounts     4,000,000.00           0.00          0.00          0.00
Yield Supplement  & Reserve Account to Seller           0.00           0.00          0.00          0.00
Service Fees to Seller                            833,333.33   1,831,501.83    915,750.92  1,373,626.37
Defaulted Amounts to Seller                             0.00           0.00          0.00          0.00
Excess Collections to Seller                    3,298,833.24   6,316,563.86  3,179,115.26  4,749,922.90        0.00
Excess Funding Account Balance to Seller                0.00           0.00          0.00          0.00
                                               ---------------------------------------------------------------------
                       TOTAL DISBURSEMENTS     12,619,666.58  10,114,732.36  5,057,366.18  7,586,049.27        0.00
                                               =====================================================================
                              Proof                     0.00           0.00          0.00          0.00        0.00
                                               =====================================================================


INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                     $727,812.93
               Investment Income                              38,603.74
               Collection Account                        504,000,000.00 *
               Reserve & Yield Accounts                    3,757,500.00
               Balance in Excess Funding Account                   0.00
                                                        $508,523,916.67
     2. Distribute funds to:
               Series Note/Certificate Holders          $508,523,916.67
               Chrysler                                            0.00
               Trust Deposit Accounts                              0.00
                                                        $508,523,916.67
     3. Verify account balances in Collection, Funding, Reserve & Yield
        Supplement Accounts.


                                                               TO: JOHN BOBKO/ROBERT GRUENFEL   PAUL GEKIERE
-------------------------------------------------------------
 * Funds Transfer to/(from) Bank of New York:                      THE BANK OF NEW YORK         DAIMLERCHRYSLER
                                         727,812.93                (212) 815-4389/8325          (248) 512-2758
-------------------------------------------------------------